Equitable Life Financial Insurance Company

Equitable Life Financial Insurance Company of America

Supplement dated October 31, 2023 to the current prospectus for EQUI-VEST® (Series 201)

A deferred annuity contract

This Supplement updates certain information in the most recent prospectus, initial summary prospectus and updating summary prospectus for variable annuity contracts and in any supplements to the prospectus, initial summary prospectus and updating summary prospectus (collectively, the “prospectus”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

For policies issued on or after November 10, 2023, the following change is made to the prospectus:

The Personal Income Benefit (“PIB”), which is a living benefit, is no longer available to new purchasers, accordingly all provisions related to the PIB are not applicable.

For policies issued in New York on or after November 10, 2023, the following changes are made to the prospectus:

The third paragraph in the section titled “Withdrawal charge” is deleted in its entirety and replaced with the following:

Withdrawal Charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option. A Withdrawal Charge will be imposed as a percentage of each Contribution made to the extent that a withdrawal exceeds the Free Withdrawal Amount or, if the Contract is surrendered to receive the Cash Value. We determine the Withdrawal Charge separately for each Contribution in accordance with the table below.

Contract Year	Percentage of Contributions
1	5.00%
2	5.00%
3	5.00%
4	5.00%
5	5.00%
6	4.00%

The applicable Withdrawal Charge percentage is determined by the Contract Year in which the withdrawal is made or the Contract is surrendered, beginning with ‘‘Contract Year 1’’ with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is ‘‘Contract Year 1.”

EV 201/NB	Cat#800094(11/23)
#546253